UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SomaLogic, Inc.

(Name of Registrant as Specified in its Charter)

Madryn Asset Management, LP

Madryn Health Partners, LP

Madryn Health Partners (Cayman Master), LP

Madryn Health Advisors, LP

Madryn Health Advisors GP, LLC

Madryn Select Opportunities, LP

Madryn Select Advisors, LP

Madryn Select Advisors GP, LLC

Avinash Amin

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 2, 2024, Madryn Asset Management, LP (collectively with its affiliates, “Madryn”) submitted a letter to the Delaware Court of Chancery, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference. On January 3, 2024, Madryn issued a press release, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference. Also on January 3, 2024, Madryn made an update to its website, www.NoSomaLogicMerger.com, a screenshot of which is attached hereto as Exhibit 3 and incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION

Madryn Asset Management, LP, Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, Madryn Health Advisors, LP, Madryn Health Advisors GP, LLC, Madryn Select Opportunities, LP, Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC and Avinash Amin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of SomaLogic in connection with the Special Meeting. On December 18, 2023, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the stockholders of SomaLogic for the Special Meeting. MADRYN STRONGLY ADVISES ALL STOCKHOLDERS OF SOMALOGIC TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN SOMALOGIC, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all SomaLogic stockholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Madryn Asset Management, LP.

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Exhibit 1

January 2, 2024

By File & ServeXpress and Federal Express

The Honorable Sam Glasscock III

Vice Chancellor

Delaware Court of Chancery

34 The Circle

Georgetown, DE 19947

Re:	Gold et al. v. SomaLogic, Inc. et al., C.A. No. 2023-1249-SG

Dear Vice Chancellor Glasscock:

We write on behalf of non-party Madryn Asset Management, LP (collectively with its affiliates, “Madryn”), a stockholder of SomaLogic, Inc., to respectfully request that the Court consider the lack of public availability of the parties’ filings related to Plaintiffs’ motion for a preliminary injunction and postpone the stockholder vote regarding the proposed stock-for-stock merger between SomaLogic and Standard BioTools Inc. at least until SomaLogic’s stockholders have a chance to review and consider the recently filed submissions in connection with Plaintiffs’ motion. This vote, which takes place before the stockholders can see why SomaLogic’s founder and its current Chief Technology Officer felt compelled to seek this injunction, will not adequately uphold the public’s right of access to these proceedings and permit a fully informed vote consistent with Delaware law.

The Honorable Sam Glasscock III

January 2, 2024

Currently, the stockholder vote is scheduled for Thursday, January 4, 2024. But Plaintiffs’ brief in support of their motion for preliminary injunction, Defendants’ brief in opposition to Plaintiffs’ motion, and Plaintiffs’ reply brief, as well as all exhibits and affidavits accompanying these submissions, are presently under seal in their entirety, and are not due to be unsealed until after the January 4 stockholder vote. See Ct. Ch. R. 5.1(d) (“[T]he filer of a Confidential Filing shall file a public version within five days after making the Confidential Filing.”). Madryn is not operating in a group with Plaintiffs in this action, and it has not seen any of the confidential filings in this action.

Madryn is running a proxy campaign opposing the proposed merger because of the conflicted process that led to the transaction and the lack of value the merger would offer current shareholders other than Eli Casdin. Madryn’s opposition has been echoed by many institutional stockholders. See, e.g.:

•	Press Release, Boston Millennia Partners, Boston Millennia Partners Intends to Vote Against Proposed Merger of SomaLogic With Standard BioTools (Dec. 31, 2023), http://tinyurl.com/5n7uuakc;

•	Press Release, Tikvah Management, Tikvah Management Announces Intention to Vote against Somalogic’s Proposed Merger with Standard BioTools (Dec. 22, 2023), http://tinyurl.com/44thvmjz;

The Honorable Sam Glasscock III

January 2, 2024

•	Press Release, Skye Fund III, Skye Fund III Issues Letter Regarding Opposition to SomaLogic’s Proposed Merger with Standard BioTools (Dec. 20, 2023), http://tinyurl.com/4vkb52sh.

But none of the stockholders, nor the proxy advisory firms, have seen the evidence or arguments in this case. The reports and recommendations of proxy advisory firms are highly influential on the voting decisions of shareholders, the vast majority of which rely on the work of such firms before casting their votes. In its voting recommendation for this transaction, Institutional Shareholder Services Inc. wrote that, “[a]lthough there is no evidence in the proxy that other alternatives were not appropriately considered in favor of the merger …, shareholders will want to monitor the outcome of the pending lawsuit for any such evidence” (emphasis added). Shareholders cannot monitor the lawsuit when its most important filings are under seal. See Al Jazeera Am., LLC v. AT & T Servs., Inc., 2013 WL 5614284, at *3 (Del. Ch. Oct. 14, 2013) (“[T]he public’s right of access to court documents … is ‘considered fundamental to a democratic state and necessary in the long run so that the public can judge the product of the courts in a given case.’”). Indeed, Madryn understands from former SomaLogic CEO Roy Smythe that he submitted a lengthy sworn affidavit in connection with Plaintiffs’ motion for a preliminary injunction, but that affidavit is not yet accessible to the public.

The Honorable Sam Glasscock III

January 2, 2024

Defendants will not be prejudiced if the vote is briefly postponed until after January 9, 2024—the date when all filings related to the PI hearing will be public—to enable SomaLogic’s stockholders to access and process the preliminary injunction briefs and accompanying exhibits and affidavits. Indeed, Defendants admitted at the December 21, 2023 expedition hearing that the merger agreement does not require a shareholder vote before January 14, 2024. See Dec. 21, 2023 Hrg. Tr. at 49 (Exhibit A hereto).

It is critical that stockholders receive full disclosure and be fully informed before they vote on an important transaction like this one. See Dohmen v. Goodman, 234 A.3d 1161, 1168 (Del. 2020) (“When directors request discretionary stockholder action, they must disclose fully and fairly all material facts within their control bearing on the request.”); see also State of Wisconsin Inv. Bd. v. Bartlett, 2000 WL 193115, at *3 (Del. Ch. Feb. 9, 2000) (“I further find that the Medco shareholders will suffer irreparable harm as a matter of law if they must vote for or against the merger on February 10 at 1000 given my findings that they will not have adequate time to receive, absorb and consider the supplement material and consummate a change of their vote on the merger.”). We therefore respectfully request that the Court consider the public availability of the preliminary injunction filings and grant at least so much of Plaintiffs’ request to postpone the vote so that stockholders can review and digest the preliminary injunction filings in this case.

The Honorable Sam Glasscock III

January 2, 2024

Respectfully submitted,

/s/ Catherine A. Gaul

Catherine A. Gaul (#4310)
Words: 818/1,000

cc:	Register in Chancery (by File & ServeXpress)
A. Thompson Bayliss, Esq. (by File & ServeXpress)
E. Wade Houston, Esq. (by File & ServeXpress)
Christopher Fitzpatrick Cannataro, Esq. (by File & ServeXpress)
T. Brad Davey, Esq. (by File & ServeXpress)
Nicholas D. Mozal, Esq. (by File & ServeXpress)
Caneel Radinson-Blasucci, Esq. (by File & ServeXpress)
Megan Thomas, Esq. (by File & ServeXpress)
Raymond J. DiCamillo, Esq. (by File & ServeXpress)
Sandy Jing Xu, Esq. (by File & ServeXpress)
Noah H. Brown, Esq. (by File & ServeXpress)
D. McKinley Measley, Esq. (by File & ServeXpress)
Phil Reytan, Esq. (by File & ServeXpress)

EXHIBIT A

1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

DR. LARRY GOLD and DR. JASON	:
CLEVELAND, on behalf of themselves and:
all similarly situated stockholders	:
of SomaLogic, Inc.,	:
:
Plaintiffs,	:
:
v	:	C. A. No.
	:	2023 – 1249 – SG
SOMALOGIC, INC., ELI CASDIN, TROY COX,	:
KATHY HIBBS, THOMAS CAREY, TYCHO	:
PETERSON, JASON RYAN, RICHARD POST,	:
ANNE MARGULIES, ROBERT BARCHI, CASDIN	:
CAPITAL, LLC, and STANDARD BIOTOOLS	:
INC.,	:
:
Defendants.	:

– – –

Chancery Court Chambers
Court of Chancery Courthouse
34 The Circle
Georgetown, Delaware
Thursday, December 21, 2023
9:30 a.m.

– – –

BEFORE: HON. SAM GLASSCOCK III, Vice Chancellor

– – –

ORAL ARGUMENT and RULINGS OF THE COURT ON PLAINTIFF’S

MOTION TO EXPEDITE THEIR DISCLOSURE CLAIMS

CHANCERY COURT REPORTERS

New Castle County Courthouse

500 North King Street - Suite 11400

Wilmington, Delaware 19801

(302) 255-0522

2

1	APPEARANCES:

2	E. WADE HOUSTON, ESQ.
CHRISTOPHER FITZPATRICK CANNATARO, ESQ.
3	Abrams & Bayliss LLP
-and-
4	PETER L. WELSH, ESQ.
of the Massachusetts Bar
5	Ropes & Gray LLP
-and-
6	NICHOLAS M. BERG, ESQ.
of the Illinois Bar
7	Ropes & Gray LLP
for Plaintiffs
8

T. BRAD DAVEY, ESQ.
9	NICHOLAS D. MOZAL, ESQ.
CANEEL RADINSON- BLASUCCI, ESQ.
10	Potter, Anderson & Corroon LLP
-and-
11	CATHERINE D. KEVANE, ESQ.
of the California Bar
12	Fenwick & West LLP
-and-
13	Y. MONICA CHAN, ESQ.
of the Washington Bar
14	Fenwick & West LLP
for Defendants SomaLogic, Inc., Troy Cox,
15	Kathy Hibbs, Thomas Carey, Tycho Peterson,
Jason Ryan, Richard Post, Anne Margulies, and
16	Robert Barchi

17	RAYMOND J. DiCAMILLO, ESQ.
SANDY XU, ESQ.
18	NOAH H. BROWN, ESQ.
Richards, Layton & Finger, P.A.
19	-and-
DANIEL W. HALSTON, ESQ.
20	of the Massachusetts Bar
WilmerHale LLP
21	-and-
SARA E. HERSHMAN, ESQ.
22	of the New York Bar
WilmerHale LLP
23	for Defendants Eli Casdin and Casdin Capital, LLC
24	Appearances (cont’d)

CHANCERY COURT REPORTERS

3

1	APPEARANCES (Cont’d):

2	D. McKINLEY MEASLEY, ESQ.
PHILLIP REYTAN, ESQ.
3	Morris, Nichols, Arsht & Tunnell LLP
-and-
4	JOHN SYLVIA, ESQ.
of the Massachusetts Bar
5	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P. C.
6	for Defendant Standard BioTools Inc.
7	– – –
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

CHANCERY COURT REPORTERS

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1	THE COURT: Good morning, counsel.

2	Could we do a roll call, please.

3	ATTORNEY HOUSTON: Good morning, Your

4	Honor. For the plaintiffs, it’s Wade Houston and

5	Chris Cannataro from Abrams & Bayliss and Peter Welsh

6	and Nicholas Berg from Ropes & Gray. The Ropes team’s

7	pro hac vice applications have been filed. And with

8	Your Honor’s permission, Mr. Welsh will present for

9	us.

10	THE COURT: All right. And I will

11	orally grant Mr. Welsh’s pro hac vice application and

12	welcome him to this discussion.

13	ATTORNEY WELSH: Thank you very much,

14	Your Honor.

15	ATTORNEY DAVEY: Good morning, Your

16	Honor. It’s Brad Davey from Potter,

17	Anderson & Corroon. With me in my office I have Nick

18	Mozal and Caneel Radinson-Blasucci. We are appearing

19	on behalf of defendants SomaLogic and Cox, Hibbs,

20	Carey, Peterson, Ryan, Post, Margulies, and Barchi.

21	Also on the line I have my co-counsel Catherine Kevane

22	and Monica Chen of Fenwick & West. And I will be

23	presenting the opposition to the motion this morning.

24	THE COURT: All right. Welcome all.

CHANCERY COURT REPORTERS

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1	And I will be happy to hear from you, Mr. Davey.

2	ATTORNEY MEASLEY: Good morning, Your

3	Honor. Mack Measley from Morris Nichols on behalf of

4	Standard Biotools. With me in my office is my

5	colleague Phil Reytan, and on the line my co-counsel

6	Jack Sylvia from Mintz Levin.

7	THE COURT: Welcome all. And who is

8	going to be speaking, if anyone, Mr. Measley?

9	ATTORNEY MEASLEY: I don’t think we’ll

10	be speaking, Your Honor. But if something comes up, I

11	am prepared to handle it.

12	THE COURT: All right. Thank you.

13	All right.

14	ATTORNEY DiCAMILLO: Good morning.

15	THE COURT: I’m sorry, I didn’t mean

16	to cut anyone off. Go ahead.

17	ATTORNEY DiCAMILLO: No problem, Your

18	Honor. Good morning. It’s Ray DiCamillo for Casdin

19	Capital and Eli Casdin. Also on the line with us this

20	morning from my office are Sandy Xu and Noah Brown.

21	And from WilmerHale, Daniel Halston and Sara Hershman.

22	And we do not expect to be making a presentation this

23	morning, but if we need to address anything, either

24	Mr. Halston or I will do it.

CHANCERY COURT REPORTERS

6

1	THE COURT: All right. Thank you.

2	Welcome all.

3	Anyone else?

4	(No response.)

5	THE COURT: Would you like to go ahead

6	and present your motion, Mr. Welsh.

7	ATTORNEY WELSH: Yes, I would, Your

8	Honor. Thank you very much. Your Honor, for the

9	record, Peter Welsh on behalf of plaintiffs Gold and

10	Cleveland.

11	Your Honor, plaintiffs are moving to

12	expedite these proceedings based on disclosure claims

13	that we have alleged in a complaint filed with the

14	Court and our motion papers filed with the Court.

15	Your Honor, I would like to begin my presentation this

16	morning by focusing on some breaking news happening

17	realtime that I think is very indicative of what we

18	are contending with here, Your Honor, both on the

19	timing front and on the colorable claim front.

20	And that is, Your Honor undoubtedly

21	saw in the filings made by defendants with the Court

22	on Tuesday that the defendants have filed some, what

23	they have presented as proposed supplemental

24	disclosures to be made in connection with this

CHANCERY COURT REPORTERS

7

1	transaction. Those supplemental disclosures, along

2	with the defendants’ briefing, were filed under seal

3	with this Court. And Your Honor has undoubtedly

4	reviewed the supplemental disclosures. And from our

5	perspective, certainly, Your Honor, they are extensive

6	supplemental disclosures and highly material

7	supplemental disclosures on both of the key issues

8	that are alleged in our complaint, the director

9	independence issue and the management projections LRP

10	issue.

11	Those disclosures again, however, are

12	filed under seal with the Court. They have not to

13	this day been filed with the SEC or disclosed to

14	stockholders. And Your Honor might wonder why that’s

15	the case. Your Honor might wonder why they were filed

16	under seal and why the company has not yet filed them

17	with the SEC or disclosed them to stockholders. And

18	that is particularly interesting, Your Honor, because

19	the market is now open on Thursday, and prior to the

20	market open this morning, SomaLogic issued a letter to

21	stockholders reiterating the company’s recommendation

22	for a value-maximizing merger with Standard Biotools.

23	That’s the headline for the open letter to

24	stockholders.

CHANCERY COURT REPORTERS

8

1	And that open letter goes through in

2	some significant detail the company’s case for the

3	proposed transaction and lays out in detail the

4	company’s arguments for the proposed transaction.

5	Yet, that open letter to stockholders does not

6	disclose the supplemental proxy disclosures anywhere.

7	They are not attached to that letter. They are not

8	referenced in that letter. The very material

9	supplemental disclosures contained in the company’s

10	proposed supplemental proxy are not disclosed to

11	stockholders in that letter.

12	Interestingly, also, Your Honor, we

13	understand that on Tuesday of this week, the company

14	met with Glass Lewis and ISS in an effort to obtain

15	Glass Lewis’s and ISS’s favorable recommendation for

16	this transaction. No recommendation has yet been

17	issued by Glass Lewis and ISS. One is expected soon,

18	of course, given the timing for this transaction, with

19	the vote currently scheduled for January 4th, but no

20	recommendation has been issued.

21	And, Your Honor, these circumstances

22	suggest to us the very real possibility that what the

23	company is engaged in here is a two-faced game with

24	this Court on the one hand and Glass Lewis, ISS, and

CHANCERY COURT REPORTERS

9

1	stockholders on the other hand as part of an

2	intentional effort to mislead Glass Lewis, ISS, and

3	stockholders into supporting this transaction by

4	withholding or sitting on very material disclosures,

5	while this morning advocating in detail in favor of

6	the transaction and advocating with Glass Lewis and

7	ISS to support the transaction.

8	Your Honor, very respectfully, we

9	think a court of equity should not countenance this

10	kind of an approach to shareholder disclosure in

11	connection with a fundamental transaction of this

12	nature.

13	Your Honor, this trickle-through

14	approach taken by the company is also precisely why we

15	have not filed suit earlier than when we did. The

16	process of getting 220 documents from the company has

17	been a painstaking process of pulling teeth from the

18	company, both getting an NDA agreed to and getting the

19	company to produce very basic, very readily accessible

20	corporate records like board minutes and board

21	materials.

22	And we have been vigilant about that.

23	We have done what this Court has guided many, many

24	times in the past in connection with bringing a

CHANCERY COURT REPORTERS

10

1	challenge of this nature. We sought 220 documents.

2	We pursued the 220 documents vigorously. And we only

3	received a production of the 220 documents on the eve

4	of our filing the complaint, and we filed the

5	complaint as quickly as we could on the basis of those

6	documents.

7	THE COURT: I don’t think you need to

8	argue the laches affirmative defense. I will wait and

9	hear what the company responds, and you can supplement

10	whatever you need to at that time. But I don’t really

11	need any help with that.

12	ATTORNEY WELSH: Great. Thank you

13	very much, Your Honor.

14	I will then move on to colorable

15	claim.

16	Your Honor, this complaint was

17	obviously colorable when filed, and we say obviously

18	because of the supplemental disclosures that are

19	proposed by the company. Again, if the Court reviews

20	just pages 81 and 82 of the supplemental proxy and

21	pages 143 and 144 of the supplemental proxy, the Court

22	will see very extensive disclosures in the first

23	instance of very material conflicts of interest

24	afflicting all of the members of the transaction

CHANCERY COURT REPORTERS

11

1	committee who pursued this transaction and a majority

2	of the board. On pages 143 to 144, the Court will see

3	a very extensive disclosure, a supplemental disclosure

4	and corrected disclosure of management projections and

5	management’s long-range plan. Those supplemental

6	disclosures I think conclusively demonstrate that our

7	complaint was colorable when filed.

8	Our complaint remains colorable, Your

9	Honor, because the supplemental disclosures proposed

10	by the company are by no means sufficient to moot out

11	the plaintiffs’ disclosure claims.

12	As explained in detail in our reply

13	brief, Your Honor, there are clearly material facts

14	about the directors and their conflicts of interest

15	with Casdin Capital and Mr. Casdin that the company

16	has not made public, even in its supplemental

17	disclosures.

18	One notable example is Jason Ryan,

19	Defendant Ryan. Defendant Ryan was the chair of the

20	transaction committee and, of course, deeply involved

21	in analyzing and approving the proposed transaction.

22	And Mr. Ryan was installed on the board on March 28th,

23	what we’ve been calling the Saturday night massacre of

24	March 28th, when the former CEO was removed and two

CHANCERY COURT REPORTERS

12

1	independent directors were removed and four new

2	directors were installed, including Mr. Ryan. And

3	those four new directors have extensive ties with

4	Casdin Capital. One of the significant ties between

5	Chairman Ryan and Casdin Capital that is still not

6	disclosed in the merger proxy is that Mr. Ryan is the

7	executive chair of a company called GeneDx. That fact

8	is disclosed in the supplemental proxy, that Mr. Ryan

9	is the chair of — executive chair of GeneDx. What’s

10	not disclosed is that last year Mr. Ryan earned

11	$3.2 million for serving as executive chairman of

12	GeneDx, and Mr. Casdin, who is also on the board of

13	GeneDx, is on the compensation committee of GeneDx

14	that fixed Mr. Ryan’s $3.2 million pay package for

15	serving as executive chairman.

16	What’s also not disclosed about

17	Mr. Ryan is that the Casdin- sponsored SPAC that

18	transacted with GeneDx was responsible for appointing

19	Mr. Ryan to serve as GeneDx’s chairman — executive

20	chairman in the first place.

21	Another material fact — and I won’t

22	bore Your Honor with all of the material facts. We

23	have laid these out in our reply brief — but just to

24	flag another noteworthy material fact is that the

CHANCERY COURT REPORTERS

13

1	former CEO, Roy Smythe, who was removed as CEO prior

2	to the March 28th Saturday night massacre, Mr. Smythe

3	was removed, as we alleged in the complaint, because

4	he repeatedly opposed the proposed transaction between

5	SomaLogic and Standard.

6	That opposition is detailed in proxy

7	filings made by Madryn Capital. Madryn Capital is

8	another investor in SomaLogic that is currently

9	running a proxy solicitation campaign in opposition to

10	the proposed merger. And in materials filed by Madryn

11	Capital opposing the merger, Madryn Capital quotes

12	former CEO Smythe as follows. This is CEO Smythe

13	speaking. Quote, The first time the company was asked

14	to consider a merger with Standard Biotools, the

15	strong consensus was that Standard Biotools’

16	technology and products were not additive or

17	synergistic and SomaLogic’s balance sheet did not

18	require any additional capital. The M&A committee of

19	the board at that time asked the management team to

20	kill the deal. There was subsequent contention

21	between a board member — who we believe is Eli

22	Casdin — there was subsequent contention between a

23	board member and the management group/CEO for not

24	supporting the proposal.

CHANCERY COURT REPORTERS

14

1	Several months later, the management

2	team was again asked to evaluate the deal after

3	looking at other opportunities. The recommendation

4	from management was unchanged. I did not believe this

5	deal provided for commercial lift, and there was

6	adequate capital to continue the current plan of

7	commercial team growth and product diversification,

8	with significant market interest in the stand- alone

9	company. In both of the two years prior to my

10	departure, the company doubled its customer base, and

11	it’s my understanding that this trend has continued,

12	end quote.

13	That is the former CEO Smythe’s view

14	of the current proposed transaction. The former CEO’s

15	view of the proposed transaction, particularly when

16	the CEO has been removed right before the process gets

17	kickstarted into high gear, is, we believe, Your

18	Honor, material, and we don’t believe it’s

19	self-flagellation for the company to disclose that its

20	former CEO — again, who left right before this

21	transaction got turbocharged — that that former CEO

22	was repeatedly in opposition to the proposed merger

23	transaction.

24	So those, Your Honor, are two very

CHANCERY COURT REPORTERS

15

1	notable but by no means all of the examples of

2	material facts that are not disclosed in the current

3	or supplemental merger proxy.

4	I will touch just very briefly, Your

5	Honor, and then I will pause, on the LRP claims. The

6	LRP claims are also very material claims. And the

7	disclosures in the supplemental proxy continue to omit

8	material information concerning the management

9	forecasts and the LRP. And that’s clear in two ways

10	with respect to the June 6th board meeting, which was

11	the formal start of the process at the board meeting

12	level. And what the supplemental proxy says about the

13	June 6th meeting is that the board considered at the

14	June 6th meeting a “draft” of a proposed long- range

15	financial plan. And then the proxy goes on to say

16	that the CEO at that meeting — management at that

17	meeting said they were going to update that, quote,

18	draft proposed LRP in a subsequent version.

19	That statement that the June 6th LRP

20	is a draft LRP is a false and misleading statement,

21	Your Honor. The board minutes for the June 6th

22	meeting clearly reflect that that LRP was prior

23	management’s fully developed and operative LRP, and it

24	was being presented as discussed with the board, along

CHANCERY COURT REPORTERS

16

1	with feedback from BCG concerning that LRP. But that

2	was management’s LRP from the prior management team,

3	again, that was removed on March 28th.

4	Then, at the next board meeting on

5	July 11th, a new LRP is presented by the then- current,

6	the new management team to the board. And that LRP

7	takes down significantly expenses and takes down

8	significantly the revenue CAGR in a way that, based on

9	advice from the company’s financial advisor at that

10	time, on the one hand reduced expenses and thereby

11	pulled forward a little bit EBITDA and free cash flow,

12	but put downward pressure on the company’s revenues in

13	a way that made M&A much more of an imperative at that

14	point.

15	And we allege, and we’re prepared to

16	demonstrate at an injunction hearing and eventually at

17	a merits hearing on the case, that that LRP was

18	modified following the inbound proposal from Standard

19	in order to put downward pressure on the company’s

20	revenues in order to make the case for a merger with

21	Standard more compelling and more imperative

22	near-term.

23	The second feature of the June 6th

24	meeting that is important is the company’s financial

CHANCERY COURT REPORTERS

17

1	advisor at the June 6th meeting clearly stated at that

2	meeting that — and I will just read the statement —

3	that the —

4	THE COURT: No, I’m familiar with the

5	statement.

6	ATTORNEY WELSH: Okay.

7	THE COURT: But it goes to timing.

8	Correct? It doesn’t go to the LRPs themselves; it

9	simply is an expression that there’s no need to rush

10	into this because the company has sufficient cash. Is

11	that the one you’re referring to?

12	ATTORNEY WELSH: That’s exactly right,

13	Your Honor. Your Honor is right on it. But what’s

14	notable about that, Your Honor, is that’s June 6th,

15	with the prior management’s LRP and projections before

16	the board. And the financial advisor’s perspective is

17	the company can grow revenue over time, and it doesn’t

18	need to be in a hurry to do M&A. There’s no need to

19	transact in the near-term. It can bide its time and

20	look for the right opportunity.

21	The next board meeting, June 11th, the

22	expenses are coming down and revenues are coming down,

23	which is making the case for not biding time, making

24	the case for doing something sooner. And what’s not

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18

1	disclosed to the stockholders is the then- operative

2	LRP and the then-advice received from the company’s

3	financial advisor on June 6th supported a go-alone,

4	stand-alone strategy and did not suggest the company

5	should be rushing to do a transaction with Standard

6	Biotools, which is exactly what happened.

7	THE COURT: Right. I get it. I get

8	it.

9	ATTORNEY WELSH: And if I could just

10	beg Your Honor’s indulgence briefly for a moment, I

11	just want to touch briefly on our requests, which I’m

12	sure Your Honor has also seen are very narrow on the

13	document front and are requests that should be very

14	easily satisfied.

15	We’ve asked for formal board materials

16	for the period prior to June 6th, Your Honor. And

17	it’s worth flagging, Your Honor, that back in October,

18	the company, in its response to our 220 demand, agreed

19	to provide all board materials for the period

20	September 2022 through October of 2023. They in their

21	220 production stopped their production at June 6th

22	and have not produced anything prior to June 6th,

23	including any of the board materials around the

24	March 28th board reset, which we allege is very

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19

1	material to the disclosures related to this

2	transaction.

3	Those board materials should have been

4	collected a long time ago. They should be at hand

5	right now. They should be easily zipped up and sent

6	to us. And they should have, frankly, been produced

7	to us pursuant to the 220.

8	We then have three other requests,

9	which are just “documents sufficient to show”

10	requests. They are not all documents or all

11	communications; they are documents sufficient to show

12	disclosure to the board during the process of the

13	director conflict issues. And those ought to be,

14	again, very simple. If there was a disclosure made

15	prior to those directors joining the board on

16	March 28th, or prior to this process kicking off,

17	those documents should be readily at hand, very easily

18	zipped up and sent to us.

19	And then the fifth request, which is a

20	request for communications, is a request for all

21	emails, texts, and IMs between and among Eli Casdin on

22	the one hand, or Casdin Capital on the one hand and

23	the members of the transaction committee on the other

24	hand. And what the company has repeatedly and

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20

1	persistently disclosed, and what is suggested by the

2	board minutes, is that Mr. Casdin recused himself from

3	the transaction process.

4	We have substantial doubts about

5	whether that happened. But if the company’s version

6	of events is correct and true, there should be no

7	texts, emails, or IMs, or very limited texts and IMs

8	between Mr. Casdin on the one hand and members of the

9	transaction committee on the other hand. And again,

10	those should therefore be very easily collectible and

11	very easily producible.

12	So we’ve tried to keep this very

13	narrow, Your Honor, on the document front,

14	understanding the time we’re all operating under and

15	obviously recognizing the unfortunate coincidence of

16	the holidays and the new year relative to when the

17	company has scheduled the shareholder vote for.

18	With that, Your Honor, I will —

19	sorry.

20	THE COURT: I was going to ask you if

21	you know what the relationship is between the

22	currently scheduled shareholder vote on the 4th and

23	whatever the merger agreement calls for as far as

24	timing? That is, is there some drop-dead date? And

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21

1	maybe I should wait and ask your friends. But what is

2	your understanding of why the shareholder vote is set

3	for January 4th?

4	ATTORNEY WELSH: It’s a very good

5	question, Your Honor. And we obviously don’t think it

6	needs to happen then and shouldn’t happen then, and

7	we’re prepared to present that in a full-throated

8	manner to Your Honor on a motion for an injunction.

9	But the short answer is I don’t know the answer, Your

10	Honor, and I would welcome input from our friends.

11	Our understanding generally is that

12	this vote has been scheduled at literally the earliest

13	possible moment. We understand that the company

14	received clearance from the FCC in very late November,

15	right after the Thanksgiving holiday, and they

16	immediately sent out, on December 1st, a definitive

17	proxy, and they scheduled the vote for January 4th.

18	So that the proxy went definitive on December 1st, and

19	the vote was scheduled for January 4th. And at least

20	my understanding, Your Honor, is they did that on the

21	very fastest time frame they could. And I would

22	imagine there is a drop-dead date, and it’s not

23	anywhere close to January 4th. But I would defer to

24	defendants for that.

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22

1	THE COURT: Okay. And one last

2	question before I turn to the defendants.

3	What is your theory of how Mr. Casdin

4	is controlling the board and was able to do the board

5	reset?

6	ATTORNEY WELSH: Well, our theory is

7	Mr. Casdin browbeat and bullied Mr. Smythe and the two

8	independent directors in order to get them to resign

9	their positions as CEO and independent directors.

10	Specifically, Mr. Smythe refers obliquely to that in

11	the statement I read from the Madryn Capital

12	presentation. But we understand more generally that

13	there was significant hostility between Mr. Casdin and

14	Mr. Smythe and the independent directors following

15	their second rejection of the proposed or potential

16	transaction. And we allege that in our complaint,

17	Your Honor, that there was significant hostility by

18	Mr. Casdin directed at Mr. Smythe, indicating that he

19	would no longer support Mr. Smythe as CEO and

20	disinviting Mr. Smythe to board meetings.

21	Mr. Casdin had loyalists on the board

22	even prior to the March 28th events. Troy Cox, who is

23	a member who has been on the board for quite some

24	time, was a member of the board prior to the

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1	March 28th reset. And Mr. Cox is an investor and

2	founder in one of Mr. Casdin’s SPACs. Troy Cox also,

3	fully undisclosed in the original proxy but disclosed

4	in the proposed supplement and not reflected in any

5	board minutes we’ve received, Troy Cox is an investor

6	in Mr. Casdin’s fund.

7	THE COURT: That’s two of five.

8	Right?

9	ATTORNEY WELSH: At the pre-March 28th

10	time.

11	THE COURT: Yes. I mean, your theory

12	is that, through force of his personality and general

13	browbeating, he seized control even though he only had

14	a 12 percent stake in the company?

15	ATTORNEY WELSH: Well, we don’t allege

16	that he seized control as a controlling stockholder

17	using direct force. What we allege is that he bullied

18	existing directors and the CEO into resigning. And

19	then, through a combination of ties to economically

20	nonindependent, if not beholden, new directors, and

21	through the use of a search firm, an executive search

22	firm that had economic ties to Casdin and its

23	portfolio companies, he brought onto the board four

24	nonindependent — obviously nonindependent directors

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1	to serve on the transaction committee.

2	And it’s worth noting, Your Honor,

3	these four directors came on on March 28th. And

4	within days or, at most, weeks of joining the board on

5	March 28th, and joining the transaction committee on

6	March 28th, they are fully behind a fundamental

7	transaction involving this company. And it’s worth

8	asking also how four new directors joining this board

9	figured out within days that it made sense to do a

10	fundamental merger transaction involving this company.

11	But our theory is not that Mr. Casdin

12	is formally a controlling stockholder who used brute

13	force to take control of this company and force this

14	transaction. Our theory is a web of director

15	conflicts and a control mindset on the part of new

16	directors who are beholden to Mr. Casdin supported

17	this deal, promoted this deal, and approved this deal

18	for reasons unrelated to the best interests of the

19	SomaLogic stockholders.

20	THE COURT: And if I allow the limited

21	expedited discovery that you’re seeking, what is your

22	forecast time frame for a preliminary injunctive

23	relief hearing?

24	ATTORNEY WELSH: So we have proposed a

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1	schedule, but of course are fully at Your Honor’s

2	disposal. But our request would be to have a hearing

3	on January 3rd. We would be willing to do it earlier,

4	January 2nd. It’s a little hard straddling the

5	holiday weekend. But our proposal would be to have a

6	hearing on January 3rd — brief the PI motion in the

7	days before January 3rd, but have a hearing before

8	Your Honor on January 3rd.

9	THE COURT: All right. Thank you,

10	Mr. Welsh. I appreciate it.

11	Mr. Davey, did you want to speak?

12	ATTORNEY DAVEY: I do, Your Honor.

13	And thank you. I understand that, at least I saw on

14	the schedule that you had another hearing at 11:00, so

15	I’m going to try to be efficient, and maybe you and

16	your clerks can recaffeinate between the hearings.

17	I’m going to start with a couple of

18	background facts and then move on to the reasons we

19	think it should be denied.

20	The merger here was the product of a

21	five-month review of strategic alternatives. And

22	plaintiffs criticize Mr. Casdin’s position on that

23	committee, but he was excluded from the committee

24	after Standard made its proposal on June 16th. And

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1	between that proposal on June 16th and the

2	announcement of the transaction, the committee met 14

3	times and reached out to 16 different potential

4	bidders.

5	As one might expect, the bid and ask

6	on the exchange ratio fluctuated throughout the course

7	of the negotiations, but on a couple of occasions, a

8	number of occasions, the SomaLogic transaction

9	committee walked away from the process and forced

10	Standard to bid against itself. And the ultimate

11	exchange ratio represented a 30 percent premium to the

12	unaffected price, and Perella Weinberg provided a

13	fairness opinion.

14	Plaintiffs are disgruntled employees,

15	and they have been opposed to the merger since before

16	it was announced. On September 30th, they sent an

17	anonymous letter through their counsel, Ropes & Gray,

18	complaining about the transaction. And it’s attached

19	as Exhibit A. And it reads like a condensed version

20	of the complaint. And they write, “Our clients have

21	retained us because they have grave concerns about the

22	merits and strategic rationale for the proposed

23	transaction, the process leading up to a potential

24	near-term signing of the proposed transaction, and the

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1	independence of the decision-makers driving the

2	process and the proposed transaction.” And with

3	respect to the independence of the decision-makers,

4	they asserted that certain directors were beholden to

5	Mr. Casdin due to existing affiliations and shared

6	board memberships.

7	A couple days later the company

8	announces the merger on October 4th. Now, as one

9	might expect, having already sort of shown their

10	opposition to the transaction, plaintiffs did not

11	swing into action. Instead, in what would become a

12	pattern, they waited and they showed no urgency

13	whatsoever.

14	We have heard lots of complaints about

15	the timing on the books and records. But what was

16	omitted was that although the transaction was

17	announced on October 4th, they waited three weeks

18	before they served the books and records demand. And

19	then when the company responded within the statutory

20	period, they waited another week before even engaging

21	on the standard confidentiality agreement that was

22	attached to the response.

23	And so that brings you to

24	November 8th, and the parties spend the remainder of

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1	November negotiating the confidentiality agreement.

2	And then within two weeks of getting it executed, the

3	company produces its documents.

4	Now, on November 14th, while the

5	negotiations are going on, the company issued its

6	preliminary proxy. And the preliminary proxy

7	described the directors on the SomaLogic transaction

8	committee as independent. That is a description with

9	which plaintiffs had already disagreed, both in the

10	anonymous letter and in their books and records

11	demand. The preliminary proxy also described certain

12	forecasts discussed by the board, including a

13	hypothetical scenario for a stand-alone alternative to

14	the merger. And it also detailed the fluctuations in

15	the bid and ask on the exchange ratio and contained

16	five pages explaining the reasons for the board’s

17	recommendation of the merger.

18	No complaints on the preliminary

19	proxy. They did not come and bring this action on the

20	15th, as they could have.

21	Then December 1 the company files its

22	definitive and announced the stockholder meeting would

23	be convened on January 4th. And it contains the same

24	disclosures as the preliminary proxy regarding the

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1	directors, the forecasts, and the exchange ratios.

2	But again plaintiffs don’t move and they waited. And

3	they waited another two weeks before filing this

4	action and seeking a hearing on a preliminary

5	injunction prior to January 4th.

6	Obviously, at some point there is a

7	change in strategy by plaintiffs. You know, up until

8	bringing this action, this was a fairly nonurgent

9	approach that was consistent with, you know, seeking

10	220 documents and preparing for a post- closing

11	challenge. And now we’re seeking injunctive relief on

12	an expedited basis. What happened? Why the

13	acceleration?

14	I mean, it appears that there was a

15	strategy shift after Madryn, the stockholder that is

16	in the proxy fight right now with the company that

17	Mr. Welsh cited a number of times, once they learned

18	that they intended to solicit proxies after the

19	merger, it looks like there was a move. And Madryn is

20	no stranger to plaintiffs. Larry Gold and Madryn know

21	one another well. When Madryn was opposing the

22	de-SPAC transaction pursuant to which SomaLogic went

23	public in 2021, Patrick Gold sold a large slug of his

24	equity to Madryn.

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1	But whatever the reason for the

2	newfound urgency, the timing of it has consequences.

3	Now, in response to the claims, and

4	with the goal of overdisclosure in order to moot the

5	claims that are subject to the motion and avoiding

6	unnecessary litigation over the holidays, the company

7	has prepared supplemental disclosures. It intends to

8	issue those later today. And I’m not going to discuss

9	the substance of the disclosures now. I will walk

10	through them later, when getting to mootness. But

11	with that, I will turn to laches.

12	You know, Mr. Welsh just described his

13	schedule. And it’s quite a schedule. And though he

14	tried to downplay the discovery, the discovery

15	consists of getting emails and text messages, which

16	means collecting computers and phones from at least

17	five custodians, and reviewing that over the period of

18	eight months and getting it processed, reviewed, and

19	produced sometime by Christmas, I guess. And then

20	Your Honor obviously would have to referee discovery

21	fights, and you’d have to decide the preliminary

22	injunction application during the time period. And

23	it’s all during the holidays.

24	And it didn’t have to be this way. I

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1	mean, it’s this way because plaintiffs chose to wait.

2	And that delay, at a minimum, contributed to the

3	compressed timeline. And where plaintiffs’ delay

4	contributes to a compressed timeline, this Court will

5	deny expedition on laches grounds. And you can rely

6	on any number of cases for that. In our opposition,

7	we cite Aegis/Surterra and CNL-AB.

8	But there’s simply no reason

9	plaintiffs could not have brought these claims within

10	days of the issuance of the preliminary proxy on

11	November 14th. I mean, if you look at each of them,

12	plaintiffs complain about the lack of disclosure

13	regarding associations between independent directors

14	and Casdin. But they were aware of those

15	associations, referenced them in their September 30th

16	letter and again in their 220 demand on October 24th.

17	If they believed there was additional material that

18	needed to be disclosed, they could have made the claim

19	on November 15th.

20	And in the LRP claims, the plaintiffs

21	complain about lack of disclosure regarding forecasts

22	related to a stand-alone plan. Those forecasts,

23	however, are referenced in the November 14th proxy as

24	the hypothetical scenario. If plaintiffs believed

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1	they needed more information regarding the

2	hypothetical scenario, they could have asserted that

3	on November 14th.

4	And then the exchange ratio claim, I’m

5	not even going to spend any time on exchange ratio. I

6	think they have abandoned that.

7	THE COURT: I agree. I have not heard

8	anything in the reply or here today. So I think we

9	can let that go.

10	ATTORNEY DAVEY: Yeah. Right.

11	Now, in the reply, plaintiffs assert,

12	I think somewhat incredibly, that the delay does not

13	result in any prejudice. But had plaintiffs moved on

14	the 15th, we would have had six weeks to address the

15	preliminary injunction application. Your Honor might

16	have had a week to issue a decision instead of what is

17	likely to be little more than a few hours. But

18	plaintiffs did not move on the 15th, when they could

19	have done so, and instead they waited a month. And in

20	doing so, they created the present emergency

21	situation. We think the motion should be denied on

22	laches grounds.

23	Now, in addition to asserting that

24	there was no prejudice from the delay, they seek to

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1	excuse the delay. And they offer two excuses.

2	The first is the company’s response to

3	the books and records demand. But as noted earlier,

4	they had sufficient information to bring the claims

5	they actually brought based on the November 14th

6	preliminary proxy. And in any event, it’s hard to lay

7	the delay at the company’s feet when they waited three

8	weeks before bringing the books and records demand.

9	And second, they seem to suggest that

10	the delay was unavoidable because they are disclosing

11	the — they are challenging the disclosures in the

12	definitive, which wasn’t issued until December 1. But

13	those disclosures were the same in the preliminary.

14	And I think the Court probably remembers, is probably

15	deeply scarred by the go- go days of disclosure

16	litigation in this Court, where litigants routinely,

17	if not overwhelmingly, assert disclosure claims based

18	on the preliminary proxy. One would expect a party

19	that’s actually seeking meaningful supplemental

20	disclosures to do just that, as opposed to waiting

21	until late in the game for some perceived tactical

22	advantage designed not to obtain disclosures but to

23	hold up the transaction.

24	But even if you were to accept the “we

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1	had to wait for the definitive proxy” excuse, it still

2	doesn’t explain why they waited an additional two

3	weeks, all the while knowing the vote would be on

4	January 4th. In waiting those two weeks, they wasted

5	almost half the time between the definitive proxy and

6	the stockholder vote. In our opposition, we cite the

7	Oliver Press decision, where this Court held that

8	wasting nearly half of the time potentially available

9	amounts to laches, warranting denial of a motion to

10	expedite. So too here.

11	And I think, you know, you’ve got to

12	put it in the context, right. It’s not just the

13	two-week delay between learning the meeting would be

14	on January 4th and the filing. That alone would be

15	sufficient. But it’s also the delay from

16	November 14th, when the preliminary proxy was issued

17	and plaintiffs could have brought the claims. And

18	then there’s even more, right. You’ve got to consider

19	all of that in the context of plaintiffs having raised

20	many of these same issues all the way back two and a

21	half months ago. Plaintiffs knew enough to move

22	faster. And for all those reasons, the motion should

23	be denied on laches grounds.

24	I will turn to colorability and

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1	mootness. As to what are the only claims that they

2	continue to press, the director claim and the LRP

3	claim, the supplemental disclosures contain extensive

4	mooting disclosures.

5	So with respect to the director claim

6	at pages 81 and 82, the supplemental disclosures of

7	Exhibit 1 identify the association between the

8	independent directors and Mr. Casdin. These

9	associations go well beyond what would be deemed

10	material. For example, the supplemental disclosures

11	included the fact that Ms. Hibbs is an officer of a

12	publicly traded company in which Casdin Capital owned

13	1.3 percent of the stock. So there’s a lot of

14	minutia. But again, the idea here was overdisclose

15	and moot and avoid this unnecessary litigation over

16	the holidays.

17	With respect to the LRP claim, the

18	supplemental disclosures provide a narrative

19	description of the draft forecast discussed at the

20	June 6th meeting through a comparison with the

21	July 11th forecasts which were relied on by the

22	company and its financial advisor and are summarized

23	in chart form in the proxy.

24	The narrative description of the draft

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1	forecast is at 89 of Exhibit 1. In addition, the

2	supplemental disclosures provide a narrative

3	description of the board’s consideration of the

4	hypothetical scenario. And that’s at pages 95 and 96

5	of Exhibit 1.

6	And then they disclose a summary of

7	the hypothetical scenario.

8	So now stockholders have a description

9	of the June 6th forecast. They have a description of

10	the July 11th forecast and the actual numbers. And

11	they have a description of the hypothetical scenario

12	and the actual numbers. They have what they need to

13	evaluate it.

14	But what I think has become evident,

15	both through the reply and the presentation today,

16	what plaintiffs want to do here is they’re not really

17	seeking the disclosure of facts. They are asking for

18	defendants to adopt their characterization of the

19	facts and plaintiffs’ preferred embellishment on those

20	facts and then disclose them as their own. But the

21	law is clear. That’s not required.

22	If you look at the Chancery Court

23	decision in Match Group, the Court has long rejected

24	arguments that disclosures are materially misleading

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1	because they fail to disclose the real reason behind

2	board action, because, as a general rule, proxy

3	materials are not required to state opinions or

4	possibilities, legal theories, or plaintiffs’

5	characterizations of the facts.

6	But that’s precisely what they want us

7	to do. On the director claim, they want to say the

8	real reason that new directors were added to the board

9	in March ‘23 was Mr. Casdin, through force of

10	personality, evidently, despite only having 12 percent

11	of the stock, somehow convinced everyone to remove

12	directors, bring new directors on, and those directors

13	were solely brought on for the purposes of doing his

14	merger.

15	Well, that’s just an opinion. That’s

16	what they want disclosed. But we don’t have an

17	obligation to disclose that.

18	On the LRP claim, you know, they want

19	the company to disclose that the draft June 6th

20	forecast was not a draft and was reliable, right. The

21	former is simply not true. It was revised and

22	reformulated into the July 11th forecast, so it was a

23	draft. And the latter point on reliability is

24	plaintiffs’ opinion. The company is under no

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38

1	obligation to disclose those opinions or

2	characterizations of the facts.

3	And I will mention, you know, there

4	was some issue with respect to the draft June 6th

5	forecast and the discussion of, you know, a timing

6	issue that was expressed by an advisor. And they

7	would like — they would like, I guess, us to disclose

8	that particular line from this presentation. But at

9	the same time, they want us to state that they are

10	reliable and that we saw this as a good plan. But the

11	advisor also says that the plans are unlikely to

12	reposition SomaLogic’s valuation. It also says we

13	should revisit these plans to determine if we can do

14	better, right.

15	So basically what they want to do is

16	they want to cherry-pick parts of an enormous record,

17	have those injected into the disclosure, where in

18	order to really do that, you would have to include all

19	of the documents. And then we’ve gotten to the point

20	where we’re no longer summarizing the background of

21	the merger, we are just reproducing an entire 220

22	production. So we don’t think any of that is

23	necessary.

24	I will make a point that, look,

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1	they’re welcome to present their own opinions or

2	characterizations of the facts. And, indeed, they

3	asked for and have been provided the means to

4	communicate with stockholders. And the facts have

5	been disclosed in the proxy, and they will be

6	disclosed in the supplemental disclosures today. And

7	the interested parties can plead their case to the

8	stockholders, right.

9	I’m confident it was unintentional,

10	but I think plaintiffs’ reply makes this point, and

11	their presentation today, right. They note things

12	that Madryn is out in the market saying, and they’re

13	saying it based on facts that are out there. And they

14	can characterize it, right.

15	In the presentation that they attach

16	as Exhibit J to the reply, right, Madryn goes to

17	stockholders and they essentially present plaintiffs’

18	version of the story, right. They assert that the

19	company doesn’t need to transact because it has plenty

20	of cash runway, that the process was rushed, that the

21	March board changes were designed to advance the

22	merger, and that Mr. Casdin’s relationship with some

23	of the directors present conflicts of interest.

24	We disagree with all of that, but the

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1	point is that the facts are out there, and interested

2	parties can make, and are making right now, their case

3	to the stockholders, who can decide how to proceed on

4	an informed basis. Nothing further is needed.

5	So, Your Honor, we believe that the

6	motion should be denied on laches grounds and because

7	there are no longer any colorable claims.

8	Happy to address any questions you

9	have.

10	THE COURT: No, I think you’ve been

11	complete, Mr. Davey.

12	Mr. Welsh, did you want to make any

13	response?

14	ATTORNEY WELSH: If I could, Your

15	Honor, I would like to hit just a couple of points.

16	THE COURT: Sure.

17	ATTORNEY WELSH: Thank you, Your

18	Honor.

19	THE COURT: I just was going to say,

20	my schedule has changed, so I am not bound by an 11:00

21	deadline, although I am not encouraging you to go for

22	another 45 minutes. So I’m happy to hear any

23	response, Mr. Welsh.

24	ATTORNEY WELSH: Thank you, Your

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41

1	Honor. We definitely don’t want to overstay our

2	welcome, and I will try not to do that, Your Honor.

3	Just on the second point of

4	Mr. Davey’s presentation, the last point of

5	Mr. Davey’s presentation on the facts. The facts are

6	out there and the information is out there. Mr. Davey

7	rejects the idea that the disclosure or proposed

8	disclosure and the proposed supplement that the LRP

9	presented on June 6th was a draft. Mr. Davey, I

10	think, rejects that that characterization — or our

11	rejection of that characterization, sorry, backs up

12	that it was a draft, right, which is what the proposed

13	supplement says.

14	I just want to read two snippets, Your

15	Honor. The June 6 minutes of the board of directors

16	meeting, the portion on the LRP describes a

17	presentation where BCG provided an overview of the

18	company’s outlook. And the following sentence appears

19	in the June 6 board meeting: “Ms. Cook” — from

20	BCG — “also led a Board discussion of the Company’s

21	base case long-range financial plan through 2027 (the

22	‘LRP’).”

23	The company’s base case long-range

24	financial plan through 2027, that is what the proxy

CHANCERY COURT REPORTERS

42

1	claims is a draft LRP.

2	Then look at the June — sorry, the

3	July 11th, 2023, minutes of the meeting of the board

4	of directors. This is what it says about the LRP. It

5	first talks about management walking through a new

6	proposed long- range plan through 2027, which is

7	characterized by the defined term “the Proposed LRP.”

8	And then at the end of the section of the minutes

9	talking about the LRP alignment discussion, is how

10	it’s characterized, it then says, “Mr. Taich then

11	reviewed” — the new CEO — “then reviewed the

12	Proposed LRP against the Company’s previous long- range

13	plan, which was adopted by the Board under the

14	Company’s prior management team (the ‘Prior LRP). “

15	That long-range plan which was adopted by the board

16	under the company’s prior management team is what the

17	current proposed supplemental proxy calls a “draft

18	LRP.”

19	THE COURT: I’m sorry. What are you

20	reading from, Mr. Welsh?

21	ATTORNEY WELSH: I was first reading

22	from the minutes of the meeting of the board of

23	directors of SomaLogic on June 6th, 2023.

24	THE COURT: Got it.

CHANCERY COURT REPORTERS

43

1	ATTORNEY WELSH: And then the second

2	thing I was reading, Your Honor, importantly, is the

3	minutes of the meeting of the board of directors of

4	SomaLogic from July 11th, 2023.

5	THE COURT: Got it.

6	ATTORNEY WELSH: That LRP is not a

7	draft LRP. And so why is the company calling it a

8	draft LRP? It’s not a draft LRP.

9	And on the timing and laches front,

10	Your Honor asked me to cut my presentation short, and

11	I am happy not to dive back into that. But since

12	Mr. Davey spent a large portion of his presentation on

13	it, I’m also happy to dive back into it and discuss it

14	if Your Honor would like more information from our

15	perspective on that issue.

16	THE COURT: No, I think you laid it

17	out in your brief sufficiently.

18	ATTORNEY WELSH: Okay. Thank you very

19	much, Your Honor. Then I won’t go there.

20	THE COURT: All right. Anything else

21	you want to tell me?

22	ATTORNEY WELSH: Nothing from the

23	plaintiffs’ side, Your Honor.

24	THE COURT: All right. Mr. Davey,

CHANCERY COURT REPORTERS

44

1	anything else you want to tell me?

2	ATTORNEY DAVEY: I will point out that

3	in some of what Mr. Welsh was just reading, that was a

4	BCG consultant speaking and not the company. But

5	beyond that, I have nothing further.

6	THE COURT: All right. Mr. Measley or

7	Mr. Welsh, anything you want to add at this point?

8	ATTORNEY MEASLEY: This is

9	Mr. Measley. Nothing from me, Your Honor.

10	THE COURT: All right. I’m sorry. I

11	meant Mr. DiCamillo. Mr. DiCamillo, anything you want

12	to add?

13	ATTORNEY DiCAMILLO: I am happy to be

14	confused with Mr. Welsh.

15	ATTORNEY WELSH: I was about to say

16	the exact same thing.

17	ATTORNEY DiCAMILLO: I have nothing to

18	add, Your Honor. Thank you.

19	THE COURT: All right. Thank you.

20	Counsel, the reason I didn’t want any

21	more input on the laches issue is that I think there

22	is sufficient indication of foot dragging on both

23	sides that I am unable to take this off of a merits

24	evaluation at this stage of the proceedings. I wish

CHANCERY COURT REPORTERS

45

1	we weren’t here in the week before Christmas

2	discussing a January 4th vote and whether it’s fully

3	informed or not, but here we are, and I’m going to try

4	to address that on the merits.

5	The request is for three sets of

6	documents, the board documents regarding director

7	conflicts and the Casdin committee communications.

8	The latter, it seems to me, at this point in the

9	proceedings, should have been sought earlier, and I am

10	not going to allow plaintiffs to go forward with the

11	theory that there is some smoking gun that might be

12	produced that would show that the special committee

13	was really being controlled by Mr. Casdin. I just

14	think, given the timeline and given the timeline of

15	the litigation itself leading up to this point, that

16	equity can’t require that.

17	The formal board materials, however,

18	dating back to March 26th, I haven’t heard that there

19	would be any prejudice in producing those. I suspect

20	they may be relevant to whether the director conflicts

21	have been sufficiently disclosed in the supplemental

22	proxy. I’m going to order those produced on an

23	expedited schedule. And that’s all.

24	So, Mr. Welsh, you can review those.

CHANCERY COURT REPORTERS

46

1	And what I would expect to ensue is a discussion of

2	whether there are more director conflicts that need to

3	be disclosed that would add to the total mix that a

4	stockholder would consider to be important to the vote

5	that is being requested or whether the supplemental

6	proxy is sufficient.

7	I think the exchange ratio claim is

8	now a dead letter. I really think the LRP claim is

9	likely not sufficiently stated, at least at this

10	point, given the disclosures in the proxy, that there

11	is anything misleading, although if the parties want

12	to revisit that issue, I’m not going to prohibit you

13	from bringing it up at a hearing, Mr. Welsh. But the

14	only thing I have real concerns about is the

15	committee’s conflicts and whether they’re sufficiently

16	disclosed.

17	I think this is on a knife’s edge as

18	far as whether there’s a colorable claim after the

19	supplemental proxy is released. But I’m sufficiently

20	concerned about this situation that I am going to

21	schedule a preliminary injunction hearing on the

22	afternoon of January the 3rd. That is if the parties

23	cannot agree on modifications to the supplemental

24	proxy that would moot the concerns that the plaintiffs

CHANCERY COURT REPORTERS

47

1	have with the director disclosures. Those are the

2	ones that I’m really concerned about.

3	I think otherwise, factually, the

4	supplement sufficiently educates the stockholders that

5	they may make an informed vote. Of course, if it

6	turns out that there are breaches of duty inhering

7	here, there could be relief after the merger, but the

8	only thing that I have any doubts about, really, at

9	this point involve director conflicts.

10	I assume those board materials,

11	Mr. Davey, can be provided forthwith.

12	ATTORNEY DAVEY: We will do everything

13	we can to get them produced in short order.

14	THE COURT: Okay. Go ahead.

15	ATTORNEY WELSH: Your Honor, sorry. I

16	don’t mean to interrupt. I just want to be clear on

17	what they are going to do. Because on — in our — we

18	put this in our briefing. But on October 31st, the

19	company promised to produce to us, subject to

20	negotiating an NDA, promised to produce to us any

21	nonprivileged formal board materials for the period

22	September 1, 2022, to October 24, 2023. And so we

23	would ask that they — I mean, they promised that in

24	October. They should have those materials ready to

CHANCERY COURT REPORTERS

48

1	roll. So we would ask for the materials from

2	September of 2022 to June of 2023.

3	ATTORNEY DAVEY: Your Honor, I don’t

4	want this to devolve into further argument. But that

5	comment has been made so many times I want to say that

6	we said minutes related to the transaction. We did

7	not say that we were going to produce every set of

8	board minutes during that time period.

9	THE COURT: All right. I’m ordering

10	the formal board materials going back to one meeting

11	before March 26th. I think that will allow you,

12	Mr. Welsh, to flesh out any claims about director

13	disclosures that should be pertinent.

14	Whether the 220 promise was honored or

15	not honored, it seems to me we are on the verge of a

16	stockholder vote, and I think I’m going to limit this

17	to those documents that I think are likely to be

18	pertinent. And that is the materials back to the

19	meeting before the 26th of March.

20	ATTORNEY WELSH: Understood, Your

21	Honor. I appreciate that, Your Honor.

22	THE COURT: All right. This has never

23	been addressed, I guess. I will just directly ask

24	you, Mr. Davey. What is the significance of

CHANCERY COURT REPORTERS

49

1	January 4th, as opposed to some later time, for the

2	stockholder vote to be kept open if we do run into

3	material disclosure issues that I think need to be

4	addressed? What does the merger agreement tell me

5	about timing?

6	ATTORNEY DAVEY: So what the merger

7	agreement says, I believe in Section 5.5, is that the

8	company is obligated to convene the stockholder vote

9	as promptly as practicable. And in any event, within

10	45 days of going effective. So, I mean, I’m not going

11	to count the days, but that takes us out to —

12	January 14th is 45 days.

13	THE COURT: Okay.

14	ATTORNEY WELSH: Your Honor, if I

15	could just also add, because Your Honor asked the

16	question before, the drop dead under the merger

17	agreement is May 1st, with the right for either party

18	to extend that date by 30 days. But I think for

19	practical purposes it’s late May.

20	THE COURT: All right. So the time

21	pressure is somewhat artificial, it seems to me. Is

22	that the view of counsel? I’m not expecting you to

23	say it’s artificial, Mr. Davey. But it sounds like,

24	if there’s reason to do so, we could extend the

CHANCERY COURT REPORTERS

50

1	stockholder vote.

2	ATTORNEY DAVEY: Well, I mean, I

3	think — I think Your Honor’s schedule for January 3rd

4	addresses the issue. Obviously, if you order it to be

5	enjoined, we will have to comply with the order. But

6	otherwise, if we prevail, we can move forward on the

7	4th.

8	THE COURT: No, that’s not what I’m

9	asking. What I’m asking is, if I should find on the

10	afternoon of the 3rd that supplemental disclosures

11	need to be made, the merger will not necessarily be

12	lost if sufficient time is given to the stockholders

13	to digest the information that I find to be required.

14	That’s what I’m trying to establish.

15	ATTORNEY DAVEY: Yes.

16	THE COURT: Okay. We’re all on the

17	same page.

18	I hope you are able to work this out.

19	If you are not, I look forward to seeing you on the

20	3rd. If it would be helpful for you to meet in

21	Wilmington on the 3rd, I am happy to do that.

22	ATTORNEY DAVEY: Your Honor, at the

23	risk of troubling you further, but hopefully in the

24	hopes of not troubling you again tomorrow or later

CHANCERY COURT REPORTERS

51

1	this week, it’s my understanding that we are going to

2	produce the formal board materials that you ordered,

3	but that is going to be the discovery in this

4	expedited proceeding. That there will be no

5	depositions; they will get the papers. Hopefully we

6	can meet and confer and come to some agreement. But

7	otherwise, we will agree to a briefing schedule and we

8	will present the application on January 3rd.

9	THE COURT: All right. Do you have

10	any requests, Mr. Welsh?

11	ATTORNEY WELSH: Well, I mean, we have

12	noticed two depositions, one of Mr. Casdin and one of

13	Mr. Ryan, who was the chair of the transaction

14	committee. We would very much like to take one or

15	both of those depositions. We’re certainly prepared

16	to do that in the time period between now and the end

17	of December. So that is something we would like.

18	THE COURT: All right. Let’s do this.

19	When are you going to be able to produce the board

20	minutes, Mr. Davey?

21	ATTORNEY DAVEY: Your Honor, I cannot

22	answer the question right here. I don’t know.

23	THE COURT: Okay. Well, given that,

24	pick one of those depositions, Mr. Welsh. I would

CHANCERY COURT REPORTERS

52

1	suggest Mr. Casdin. Make a record. And you will have

2	the board minutes when they are produced. I assume,

3	Mr. Davey, they can be produced forthwith. There was

4	a 220 request. These should have been collected. I

5	assume they have been, and I will expect them to be

6	produced forthwith. But if you are not able to tell

7	me, I think a deposition is in order. And then we

8	will go forward to a hearing on the 3rd at 1:00 in

9	Wilmington.

10	ATTORNEY WELSH: Thank you very much,

11	Your Honor.

12	ATTORNEY HALSTON: Your Honor, if I

13	may, Dan Halston of WilmerHale on behalf of

14	Mr. Casdin.

15	I’m not sure which deponent Mr. Welsh

16	is looking for, whether it is going to be the chair of

17	the transaction committee or Mr. Casdin. I would

18	point out that Mr. Casdin was not on the transaction

19	committee. He recused himself from it. And I would

20	also note that he, unfortunately, is — well,

21	fortunately for him, I guess. But anyway, he is on

22	vacation with his family in Jamaica starting the day

23	before Christmas. So I’m just wondering if Mr. Welsh

24	really needs Mr. Casdin’s deposition or whether, if he

CHANCERY COURT REPORTERS

53

1	does go forward, he would prefer to pick the chair of

2	the transaction committee.

3	THE COURT: Mr. Welsh.

4	ATTORNEY WELSH: Your Honor, I guess

5	what I would say to that, Mr. Casdin was on the

6	transaction committee, purportedly recused from it.

7	And I think we want to defer that decision until we

8	get the board materials that the company is going to

9	produce. We will certainly be respectful of

10	Mr. Casdin’s plans with his family. If it’s necessary

11	to depose Mr. Casdin based on what we receive, we are,

12	of course, happy to do it remotely to accommodate his

13	travel needs.

14	THE COURT: All right.

15	ATTORNEY KEVANE: Your Honor, if I

16	may, this is Catherine Kevane from Fenwick & West for

17	SomaLogic.

18	We can commit to produce the board

19	minutes and materials forthwith and will do so

20	promptly.

21	THE COURT: That’s good to hear.

22	Well, then, in that case, what I would suggest you do,

23	Mr. Welsh, is look at the board materials, determine

24	whether, in light of the board materials, you really

CHANCERY COURT REPORTERS

54

1	need to take a deposition. If you do, I would expect

2	the parties to work that out. And respectfully is the

3	right word, because this is a difficult time of year

4	to make people available. If you run into a problem,

5	get ahold of me, and I will do what I can to resolve

6	the issue. It may be that once you have the board

7	materials you don’t need either individual. But I’m

8	going to defer that.

9	Since you will have the board

10	materials forthwith, Mr. Welsh, review them and make a

11	determination as to whether you really need further

12	evidence. I think you have, probably, what you are

13	going to have going into the hearing. But at any

14	rate, you will have the board materials.

15	ATTORNEY WELSH: Understood, Your

16	Honor. We will do that.

17	THE COURT: All right. What else can

18	we do here this morning?

19	ATTORNEY WELSH: Nothing further from

20	plaintiffs, Your Honor.

21	THE COURT: All right. Mr. Davey?

22	ATTORNEY DAVEY: Nothing further,

23	certainly, from me.

24	THE COURT: All right. I am hopeful,

CHANCERY COURT REPORTERS

55

1	counsel, given the strides that were made in getting

2	to the supplemental disclosures, that whatever remains

3	of the director disclosures can be worked out and that

4	you will obviate the need for a January 3rd hearing.

5	But in any event, I will make myself available in

6	Wilmington at 1:00 on January 3rd, and we’ll get

7	together then.

8	I hope what I have done here today

9	doesn’t spoil your holiday. I hope you enjoy it. And

10	I will talk to you soon.

11	ATTORNEY WELSH: Thank you very much,

12	Your Honor. Happy holidays.

13	ATTORNEY DAVEY: Thank you, Your

14	Honor.

15	VARIOUS COUNSEL: Thank you, Your

16	Honor.

17	THE COURT: Bye- bye.

18	(Proceedings concluded at 10:39 a. m.)

19

20

21

22	– – –

23

24

CHANCERY COURT REPORTERS

56

1

2	CERTIFICATE

3

4	I, DEBRA A. DONNELLY, Official Court

5	Reporter for the Court of Chancery of the State of

6	Delaware, Registered Merit Reporter, Certified

7	Realtime Reporter, and Delaware Notary Public, do

8	hereby certify that the foregoing pages numbered 3

9	through 55 contain a true and correct transcription of

10	the proceedings as stenographically reported by me at

11	the hearing in the above cause before the Vice

12	Chancellor of the State of Delaware, on the date

13	therein indicated, except for the rulings on pages 44

14	through 55, which were revised by the Vice Chancellor.

15	IN WITNESS WHEREOF I have hereunto set

16	my hand at Wilmington, this 21st day of December,

17	2023.

18

19	/s/ Debra A. Donnelly

20	Debra A. Donnelly

Official Court Reporter

21	Registered Merit Reporter

Certified Realtime Reporter

22	Delaware Notary Public

23

24

CHANCERY COURT REPORTERS

Exhibit 2

Proxy Advisory Firm Egan-Jones Recommends SomaLogic

Shareholders Vote Against Proposed Merger with

Standard BioTools

NEW YORK—(BUSINESS WIRE)—Madryn Asset Management, LP (“Madryn Asset Management” and, collectively with its affiliates, “Madryn”), a holder of approximately 4.2% of the outstanding common stock of SomaLogic, Inc. (“SomaLogic” or the “Company”) (Nasdaq: SLGC), today announced that Egan-Jones Proxy Services (“Egan-Jones”), an independent proxy advisory firm, has recommended shareholders vote AGAINST the proposed merger (the “Proposed Merger” or “Transaction”) with Standard BioTools Inc. (“Standard BioTools”) (Nasdaq: LAB) at the Company’s Special Meeting of Shareholders (the “Special Meeting”) on January 4, 2024.

In its report, Egan-Jones noted:1

•	“Egan-Jones views the proposed transaction to be untimely and inadvisable in terms of maximizing shareholder value.”

•

“We believe that the proposed merger agreement was a result of an insufficient search process due to the presence of conflict[s] of interests, which we view as detrimental to the assessment of the true value of the Company.”

•	“Assuming that the merger will be consummated, Eli Casdin and Casdin Capital, LLC (“Casdin Capital”) will retain their valuable Series B Preferred Put-Right in the pro forma combined entity.”

•	“…Mr. Casdin’s ties with certain members of the Transaction Committee makes the process’ integrity questionable.”

•	“…the merger significantly undervalues the Company’s worth... We believe that there is a crucial discount to the premium and to the Company’s value as well.”

•	“…SomaLogic is better off as a stand-alone company, in the absence of a significantly higher offer.”

Avinash Amin, Managing Partner of Madryn Asset Management, stated:

“Egan-Jones clearly recognizes that the Proposed Merger is inherently flawed and not in the best interests of SomaLogic or its shareholders. We are pleased that Egan-Jones has joined the chorus of shareholders who have publicly opposed the Transaction due to its numerous failings, including an inadequate process, poor governance and blatant undervaluation of SomaLogic. We urge our fellow shareholders to follow Egan-Jones’ independent recommendation and vote against this Transaction.”

***

[1]	Permission to quote Egan Jones was neither sought nor obtained. Emphases added.

Madryn Urges SomaLogic Shareholders to Vote “AGAINST” the Proposed Merger at the Company’s January 4, 2024, Special Meeting

Voting “AGAINST” the Proposed Merger Will Protect the Value of Shareholders’ Investment and Allow SomaLogic to Pursue Vastly Superior Alternatives

Visit www.NoSomaLogicMerger.com for Additional Information

***

About Madryn Asset Management

Madryn Asset Management is a leading alternative asset management firm that invests in innovative healthcare companies specializing in unique and transformative products, technologies and services. The firm draws on its extensive and diverse experience spanning the investment management and healthcare industries and employs an independent research process based on original insights to target attractive economic opportunities that deliver strong risk-adjusted and absolute returns for its limited partners while creating long-term value in support of its portfolio companies.

IMPORTANT ADDITIONAL INFORMATION

Madryn Asset Management, Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, Madryn Health Advisors, LP, Madryn Health Advisors GP, LLC, Madryn Select Opportunities, LP, Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC and Avinash Amin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of SomaLogic in connection with the special meeting of stockholders (the “Special Meeting”). On December 18, 2023, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the stockholders of SomaLogic for the Special Meeting. The definitive proxy statement and accompanying GREEN Proxy Card are first being disseminated to stockholders on December 22, 2023. MADRYN STRONGLY ADVISES ALL STOCKHOLDERS OF SOMALOGIC TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN SOMALOGIC, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all SomaLogic stockholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, beginning December 22, 2023, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Madryn Asset Management.

Disclaimer

This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. In addition, the discussions and opinions in this press release are for general information only, and are not intended to provide investment advice. All statements contained in this release that are not clearly historical in nature or that necessarily depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this press release that are not historical facts are based on current expectations, speak only as of the date of this press release and involve risks that may cause the actual results to be materially different. Certain information included in this material is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data, and any analyses provided to assist the recipient of this presentation in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should also not be viewed as factual and also should not be relied upon as an accurate prediction of future results. All figures are unaudited estimates and subject to revision without notice. Madryn disclaims any obligation to update the information herein and reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Past performance is not indicative of future results.

Contacts

John Ferguson / Joseph Mills

Saratoga Proxy Consulting, 212-257-1311

info@saratogaproxy.com

Joe Germani / Ashley Areopagita

Longacre Square Partners, 646-386-0091

Madryn@LongacreSquare.com

Exhibit 3

Important Materials NO SOMALOGIC MERGER About Madryn Reasons To Vote AGAINST Important Materials How To Vote Contact Us Proxy Advisory Firm Egan-Jones Recommends SomaLogic Shareholders Vote Against Proposed Merger with Standard BioTools Jan 3, 2024 BUSINESSWIRE Madryn Asset Management Highlights Increasing Public Shareholder Opposition to Value-Destructive SomaLogic Merger and Calls on Company to Make Additional Disclosures Dec 29, 2023 BUSINESSWIRE